northerntrust.com / © 2023 Northern Trust Exhibit 99.2

northerntrust.com / © 2023 Northern Trust 2 130+ years of strength, stability & stewardship Disciplined, client-centric strategy Product leadership & innovation Highest standards of client service Solutions-focused technology & integrated operating platform

northerntrust.com / © 2023 Northern Trust 33

Financial Highlights & Key Metrics northerntrust.com / © 2023 Northern Trust 4 ¹ Revenue and pre-tax margin stated on a fully taxable equivalent (FTE) basis are non-GAAP financial measures. A reconciliation to reported revenue and reported pre-tax margin prepared in accordance with U.S. generally accepted accounting principles (GAAP) is included in the Appendix on page 11. ² Actual numbers for all periods, not % change. ³ Client assets for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission. N/M - Not meaningful RESULTS INCLUDE IMPACT OF NOTABLE ITEMS $ in millions (except EPS and as noted) % CHANGE VS. 2Q 2023 1Q 2023 2Q 2022 Revenue (FTE1) $ 1,770.2 1% (1) % Noninterest Expense $ 1,331.9 4% 9% (Release of) Provision for Credit Losses (15.5) N/M N/M Net Income $ 331.8 (1) % (16) % Diluted Earnings per Share $ 1.56 3% (16) % Return on Average Common Equity2 12.4% 12.4% 15.7 % Pre-Tax Margin1,2 25.6% 26.0% 31.0 % Expense to Trust Fee Ratio2 122% 121% 107 % Assets under Custody / Administration3 (AUC/A) (in billions) $ 14,478.9 2% 5 % Assets under Custody3 (AUC) (in billions) $ 11,284.8 2% 6 % Assets under Management3 (AUM) (in billions) $ 1,365.8 3% 5 % Notable Items: 2Q23 Pre-tax • $38.7 million in severance-related charges • $25.6 million write-off of an investment in a client capability 1Q23 Pre-tax • $6.9 million in investment security gains • $9.8 million in occupancy charges 2Q22 Pre-tax • $20.3 million in pension settlement charges

Asset Servicing Highlights northerntrust.com / © 2023 Northern Trust 5 % CHANGE VS. Asset Servicing Client Assets¹ (in billions): 2Q 2023 1Q 2023 2Q 2022 Assets under Custody / Administration (AUC/A) $ 13,483.5 2% 5 % Assets under Custody (AUC) $ 10,295.7 2% 5 % Assets under Management (AUM) $ 989.8 3% 4 % Securities Lending Collateral $ 168.8 1% — % $642.7 $603.2 $588.0 $603.0 $621.2 $433.8 $407.3 $406.3 $413.6 $427.4 $148.4 $136.0 $123.8 $126.2 $134.1 $21.6 $21.7 $19.3 $19.1 $21.5 $38.9 $38.2 $38.6 $44.1 $38.2 Other Securities Lending Investment Management Custody and Fund Administration 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Asset Servicing Revenues ($ in millions) (3)% +3% Categories may not sum due to rounding. ¹ Client assets for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission.

Wealth Management Highlights northerntrust.com / © 2023 Northern Trust 6 % CHANGE VS. Wealth Management Client Assets¹ (in billions): 2Q 2023 1Q 2023 2Q 2022 Assets under Custody / Administration (AUC/A) $ 995.4 4% 8 % Assets under Custody (AUC) $ 989.1 4% 8 % Assets under Management (AUM) $ 376.0 2% 7% $500.7 $475.5 $454.1 $460.6 $475.1 $177.4 $171.3 $162.2 $163.6 $166.0 $128.1 $124.1 $117.8 $119.8 $124.1 $98.7 $92.5 $89.5 $91.2 $93.7 $96.5 $87.6 $84.6 $86.0 $91.3 Global Family Office (GFO) West East Central 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Wealth Management Revenues ($ in millions) (5)% +3% Categories may not sum due to rounding. ¹ Client assets for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission.

$469.8 $525.3 $550.0 $544.4 $524.6 Net Interest Income (FTE¹) 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Net Interest Income and Balance Sheet Trends northerntrust.com / © 2023 Northern Trust 7 Categories may not sum due to rounding. 1 Net interest income and net interest margin stated on an FTE basis are non-GAAP financial measures. A reconciliation of these measures to reported results prepared in accordance with U.S. GAAP is included in the Appendix on page 11. ² Other Earning Assets includes Interest-Bearing Due from and Deposits with Banks, Federal Funds Sold, Securities Purchased under Agreements to Resell, and Other Interest-Earning Assets. $139.9 $132.1 $133.8 $136.0 $134.1 $36.7 $30.5 $32.8 $36.6 $34.4 $55.9 $53.6 $51.9 $50.4 $49.6 $40.7 $41.5 $42.3 $42.0 $42.4 $6.5 $6.5 $6.8 $6.9 $7.8 Other Earning Assets² Loans and Leases Debt Securities Federal Reserve and Other Central Bank Deposits 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 1.35% 1.58% 1.63% 1.62% 1.57% Net Interest Margin (FTE¹) Average Earning Assets ($ in billions) Net Interest Income (FTE1) ($ in millions) +12%(4)% (1)% (4)%

Noninterest Expense northerntrust.com / © 2023 Northern Trust 8Categories may not sum due to rounding. Expense Notes • Expenses included the following: • Severance-related charges of $38.7 million in 2Q23 ($36.7 million in Compensation expense and $2.0 million in Outside Services expense); $32.0 million in 4Q22 ($30.4 million in Compensation expense and $1.6 million in Outside Services) • Write-off of an investment in a client capability in Other Operating Expense of $25.6 million in 2Q23 • Occupancy charges of $9.8 million in 1Q23 and $14.0 million in 4Q22 • Pension settlement charges of $6.8 million in 4Q22, $17.0 million in 3Q22 and $20.3 million in 2Q22 $1,223.6 $1,229.8 $1,323.6 $1,285.6 $1,331.9 $666.1 $663.2 $687.9 $696.2 $705.9 $213.1 $220.9 $232.9 $210.8 $230.9 $203.5 $212.4 $229.4 $231.7 $229.3 $51.0 $51.3 $65.7 $61.3 $53.8$89.9 $82.0 $107.7 $85.6 $112.0 Other Operating Expense Occupancy Equipment and Software Outside Services Compensation and Employee Benefits 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Total Noninterest Expense ($ in millions) +9% +4%

6.7% 7.0% 7.1% 7.3% 7.4% 2Q22 3Q22 4Q22 1Q23 2Q23 10.5% 10.1% 10.8% 11.3% 11.3% 2Q22 3Q22 4Q22 1Q23 2Q23 Capital Update northerntrust.com / © 2023 Northern Trust 9 Capital Highlights • Robust capital and liquidity • $10.8 billion in Tier 1 capital • 64% of deposits covered by highly liquid assets including 38% by cash and central bank deposits • Declared $157.8 million in common stock dividends and $4.7 million in preferred stock dividends • Repurchased $99.3 million of common stock • Accumulated other comprehensive income (loss) was $(1.4) billion as of June 30, 2023 • $20 million capital accretion in Q2 2023 • Completed sale of $2.1 billion of non-high- quality liquid assets (non-HQLA) available- for-sale debt securities in Q1 2023 Northern Trust Corporation Capital Ratios 2Q 2023 CAPITAL RATIOS STANDARDIZED APPROACH ADVANCED APPROACH Common Equity Tier 1 Capital 11.3% 13.0% Tier 1 Capital 12.3% 14.1% Total Capital 14.4% 16.3% Tier 1 Leverage 7.4% 7.4% Supplementary Leverage N/A 8.3% Capital ratios for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission. Standardized Common Equity Tier 1 Ratio Standardized Tier 1 Leverage Ratio

The following table presents a reconciliation of interest income, net interest income, net interest margin and total revenue prepared in accordance with GAAP to such measures on a fully taxable equivalent (FTE) basis, which are non-GAAP financial measures. Management believes this presentation provides a clearer indication of these financial measures for comparative purposes. The adjustment to an FTE basis has no impact on net income. Reconciliation of Non-GAAP Financial Measures northerntrust.com / © 2023 Northern Trust 11 QUARTERS 2023 2022 ($ in Millions) SECOND FIRST FOURTH THIRD SECOND Net Interest Income Interest Income - GAAP $ 1,735.0 $ 1,455.4 $ 1,170.1 $ 799.3 $ 524.8 Add: FTE Adjustment 13.1 13.2 15.5 12.3 11.1 Interest Income (FTE) - Non-GAAP $ 1,748.1 $ 1,468.6 $ 1,185.6 $ 811.6 $ 535.9 Net Interest Income - GAAP $ 511.5 $ 531.2 $ 534.5 $ 513.0 $ 458.7 Add: FTE Adjustment 13.1 13.2 15.5 12.3 11.1 Net Interest Income (FTE) - Non-GAAP $ 524.6 $ 544.4 $ 550.0 $ 525.3 $ 469.8 Net Interest Margin - GAAP 1.53% 1.58% 1.58% 1.54% 1.31 % Net Interest Margin (FTE) - Non-GAAP 1.57% 1.62% 1.63% 1.58% 1.35 % Total Revenue Total Revenue - GAAP $ 1,757.1 $ 1,744.6 $ 1,519.0 $ 1,754.8 $ 1,768.7 Add: FTE Adjustment 13.1 13.2 15.5 12.3 11.1 Total Revenue (FTE) - Non-GAAP $ 1,770.2 $ 1,757.8 $ 1,534.5 $ 1,767.1 $ 1,779.8

Forward-looking Statements northerntrust.com / © 2023 Northern Trust 12 This presentation may include statements which constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified typically by words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “likely,” “plan,” “goal,” “target,” “strategy,” and similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements include statements, other than those related to historical facts, that relate to Northern Trust’s financial results and outlook, capital adequacy, dividend policy and share repurchase program, accounting estimates and assumptions, credit quality including allowance levels, future pension plan contributions, effective tax rate, anticipated expense levels, contingent liabilities, acquisitions, strategies, market and industry trends, and expectations regarding the impact of accounting pronouncements and legislation. These statements are based on Northern Trust’s current beliefs and expectations of future events or future results, and involve risks and uncertainties that are difficult to predict and subject to change. These statements are also based on assumptions about many important factors, including the factors discussed in Northern Trust’s most recent annual report on Form 10-K and other filings with the U.S. Securities and Exchange Commission, all of which are available on Northern Trust’s website. We caution you not to place undue reliance on any forward- looking statement as actual results may differ materially from those expressed or implied by forward-looking statements. Northern Trust assumes no obligation to update its forward-looking statements. This presentation should be reviewed together with Northern Trust Corporation’s Second Quarter 2023 earnings press release.